AGREEMENT TO PROVIDE MANAGEMENT
                      SERVICES TO ASSISTED LIVING FACILITY

     This Agreement made as of the 1st day of May, 2002, by and between HB-ESC I, LLC, a Washington limited liability company ("Owner") and Emeritus Corporation, a Washington corporation ("Manager").

     WHEREAS, Owner is currently the manager of the assisted living facility described in Exhibit A (the "Facility") under the terms of an Interim
Management Agreement dated as of May 1, 2002 (the "Interim Management Agreement") with Senior Lifestyle Shreveport, L.L.C. ("SLS") and intends to acquire title to the Facility from SLS at such time as GMAC Commercial Mortgage Corporation ("GMAC"), the lender which has provided financing with respect to the Facility (the "Facility Debt") consents to Owner's assumption of the Facility Debt by Owner and any other conditions to Closing set forth in the Sale Contract between Owner and SLS have been satisfied or waived. The date on which Owner acquires title to the Facility from SLS will hereinafter be referred to as the "Closing Date."

     WHEREAS, Owner wants someone to sub-manage the Facility while it is the manager under the terms of the Interim Management Agreement and to continue to manage the Facility once it acquires title to the Facility from SLS;

     WHEREAS, Manager is experienced and qualified in the field of assisted living facility management and has agreed to initially sub-manage and thereafter manage the Facility on behalf of Owner pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, IT IS AGREED AS FOLLOWS:

I.     Management  and  Consulting  Responsibilities  of  Manager:  Owner hereby
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engages Manager and Manager hereby accepts such engagement and agrees to provide management, consulting, advisory and supervisory services to Owner in connection with the operation of the Facility upon the terms and conditions set forth in this Agreement. By entering into this Agreement, Owner does not delegate to Manager any powers, duties or responsibilities that it is prohibited by law from delegating. Owner also retains such other authority as shall not have been expressly delegated to Manager pursuant to this Agreement. Subject to the foregoing, Manager shall provide the following services:

A.     Operational Policies and Forms.  Manager shall develop and implement such
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     operational policies and procedures as may be appropriate for the effective operation of the Facility, including but not limited to all policies and procedures necessary to ensure the ongoing licensure of the Facility and compliance with the terms of residency agreements.

B.     Charges.  Manager  shall  establish  schedules  of  recommended  charges,
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including  all  special  charges  for  services rendered to the residents at the
Facility.

C.     Information.  Manager  shall  develop  any  informational  material, mass
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media  releases,  and  other related publicity materials, which are necessary or appropriate for the operation of the Facility. The cost of all such materials shall be commercially reasonable and be deemed to be an expense of the Facility and shall be payable from the Facility Checking Account (as defined below).

D.     Regulatory  Compliance. Manager shall use commercially reasonable efforts
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to  obtain and maintain all licenses, permits, qualifications and approvals from any applicable governmental or regulatory authority that are necessary for the operation of the Facility and shall manage the operations of the Facility in compliance with all applicable laws and regulations and in accordance with all licenses, permits, qualifications and approvals. In order to ensure Manager's compliance with its obligations under this Section I(D) Owner shall provide Manager prior to the Commencement Date with a copy of any existing regulatory agreements or orders to which Owner is a party in connection with the operation of the Facility; provided, however, Manager shall not be deemed to be in default of its obligations under this Section I(D) in the event (i) of a violation of any applicable law or regulation which occurs during the first thirty (30) days after the Commencement Date (the "Protected Period"), (ii) of the citation of any deficiency or deficiencies which do not result in the threatened revocation of the licensure or Medicaid certification of, or the imposition of a ban on admissions at, the Facility (which deficiency or deficiencies Manager shall cause to be timely corrected in accordance with a plan of correction approved by the applicable regulatory authority), (iii) Manager is duly contesting the application of any law to the operation of the Facility and compliance with such law is stayed during the period that such contest is pending or (iv) compliance with law requires the expenditure of funds which require the approval of Owner and for which Owner refuses or fails to provide such approval. Within 48 hours of receipt thereof, Manager shall provide Owner with copies by fax, overnight mail, email or other comparable means of expedited transmission of any written notice regarding the licensure, occupancy or operation of the Facility which it receives from any governmental authority having jurisdiction over the Facility. In addition, Owner shall have the right to approve, which approval shall not be unreasonably withheld, any plan of correction developed by Manager with respect to any survey which threatens revocation of the licensure or Medicaid certification of, or a ban on admissions at or the imposition of civil or criminal penalties against, the Facility and to approve the election by Manager to contest the application of any law to the operation of the Facility.

E.     Capital  Repairs,  Replacements and Improvements:  Manager shall make all
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capital  repairs, replacements and improvements  necessary for the efficient and effective operation of the Facility and its compliance with law unless doing so involves an expenditure requiring Owner's approval in accordance with the terms of this Agreement and Owner fails to provide such approval. The cost of such capital repairs, replacements and improvements shall be within the line-by-line budgetary limit for each item as set forth in the then approved annual capital budget prepared by Manager and approved by Owner pursuant to Section I(L); provided, however, Manager shall not be deemed to be in default of its obligations under this Section I(E) in the event the cost of such repairs, replacements and/or improvements exceeds the applicable budgetary limit allocated on a line item basis for such repairs, replacements and/or improvements in the applicable capital budget provided such repairs, replacements and/or improvements are (a) of such an emergency nature that Owner's prior notice and approval is not feasible in order to adequately protect the Facility and the health and safety of the occupants or (b) the cost of such repairs, replacements and/or improvements are less than $10,000 in any one instance but do not exceed in the aggregate $25,000 for any fiscal year. Any other capital expenditures for repairs, replacements or improvements that exceed such budgetary limits shall be subject to the prior approval of the Owner, which approval shall not be unreasonably withheld; provided, however, Owner shall not be deemed to have unreasonably withheld its approval if (i) Owner lacks the financial resources to cover the cost of such capital repair, replacement or improvement or (ii) the cost of such capital repair, replacement or improvement will exceed $25,000 individually or in the aggregate with other unbudgeted capital repairs, replacements or improvements undertaken by Manager in the same fiscal year. In performing the foregoing repairs, replacements and improvements Manager shall use the Facility's on site maintenance personnel as and where possible and shall otherwise contract with qualified third parties to provide the necessary services and shall undertake the same or cause the same to be undertaken in a workman like and lien free manner.

F.     Accounting.
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i.     Manager  shall,  at  its  expense,  provide  accounting  support  to  the
Facility. Owner acknowledges and agrees that such accounting support shall not include the preparation of Owner's financial statements or securities filings. In addition, Manager shall reflect in the financial statement for the Facility any accounting adjustments provided to Manager by Owner, provided that Manager shall have no liability or responsibility with respect to the appropriateness of accounting adjustments provided to Manager by Owner. Manager shall not be required to reflect in the financial statements for the Facility any corporate accounting adjustments provided to Manager by Owner until such time as Manager fully understands the rationale for such adjustment.

ii. All accounting procedures and systems utilized in providing said support shall be in accordance with the operating capital and cash programs developed by Manager, which programs shall conform to generally accepted accounting principles ("GAAP") and shall not materially distort income or loss.

iii. In addition, Manager shall prepare timely and file or cause to be prepared and filed timely all payroll tax returns, sales and use tax returns, real and personal property tax returns and local or state gross receipts and/or business and occupation tax returns at Manager's sole cost and expense and Manager shall cause to be paid timely all of the taxes reflected on such returns as being due, which taxes shall be Facility Expenses and shall be paid out of the Facility Checking Account. In the event that Manager fails to timely file required returns or reports or to timely pay taxes, Manager shall be solely responsible for payment of any resulting penalties and/or interest and such penalties and interest shall not be considered Facility Expenses, provided, however, that Manager shall not be responsible for paying any resulting penalties or interest if (i) Owner receives the tax reports for such taxes from the taxing authority and Owner fails to furnish the tax reports to Manager within a reasonable period of time prior to the date on which the tax reports are due, or (ii) there are insufficient funds available in the Facility Checking Account to pay the taxes when due and Owner fails to comply with a timely request by Manager to provide the necessary funds to pay the taxes when due. All other tax returns, including Owner's local, state or federal income or informational tax returns and state corporate franchise tax returns shall be prepared by Owner or its designee and the taxes and other payments due thereunder shall be the sole responsibility of Owner.

iv. Nothing herein shall preclude Manager from delegating to a third party a portion of the accounting duties provided for in this Section; provided, that such delegation shall not relieve Manager from ultimate liability for the timely and complete performance of the obligations provided for herein or for the expense thereof, it being understood that Manager shall bear the expense of such third party to whom Manager delegates any such accounting duties that are the obligation of Manager under this Section. Owner acknowledges and agrees that in the event Manager retains one or more qualified third parties to review the real and/or personal property tax returns or utility bills of the Facility or other third party charges in an effort to effect cost savings for the Facility, the fees and expenses of such third parties shall be Facility Expenses and shall be paid out of the Facility Checking Account.

G.     Reports.  Manager  shall  prepare  and  provide  to  Owner any reasonable
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operational information with respect to the Facility which may from time to time be specifically requested by Owner, including any information needed to assist Owner in completing the tax returns for which it is responsible under
Section I(F) and in complying with the reporting requirements described in Exhibit B. In addition, within thirty (30) days after the end of each calendar month, Manager shall provide Owner with an unaudited balance sheet of the Facility, dated the last day of such month, and an unaudited statement of income and expenses for such month and for the fiscal year to date relating to the operation of the Facility showing trends, the variance between the actual and budgeted operating results of the Facility for said month and with a rent roll and census report for the month indicating the number of units occupied and the number of units vacant. Such monthly reports shall also show summary and itemization of accounts receivable for the Facility and report of collection action(s) taken and status of any collection action(s). Furthermore, Manager shall prepare and provide to Owner such other reports and information as Owner shall reasonably request. Upon request, Manager shall cooperate with Owner or Owner's certified public accountant in the event Owner elects, or is required, to have audited annual financial statements prepared. The financial statements prepared by Manager shall be prepared in accordance with GAAP, consistently applied, this Agreement, and the procedures and practices provided for in this Agreement.

H.     Bank  Accounts.  Manager shall open a new checking account in the name of
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Owner  (the  "Facility  Checking  Account")  and  shall  deposit in the Facility
Checking Account all money received during the term of this Agreement in the course of the operation of the Facility; provided, however, that during the term hereof, withdrawals and payments from the Facility Checking Account shall be made only on checks signed by a person or persons authorized by Manager. The Facility Checking Account will be an interest-bearing account if an interest-bearing account is available. Owner shall be given notice as to the identity of said authorized signatories. Withdrawals from the Facility Checking Account shall be made first to pay the Management Fee (as that term is defined in Section VII, below), and, thereafter, to pay Facility Expenses in such order of priority as Manager deems appropriate to the commercially reasonable operation of the Facility; provided, however, if a lender providing financing for the facility requires the Management Fee to be subordinated to debt service payments then Manager will not pay the Management Fe unless and until such debt service has been paid. In the event the cash receipts of the Facility are at any time insufficient to pay all of the Facility Expenses, Owner shall, within five (5) days of Owner's receipt of a written demand by Manager (accompanied by a statement and information as to the basis for the demand), deposit in the Facility Checking Account sufficient funds to satisfy the then working capital needs of the Facility. Owner acknowledges and agrees that Manager shall only be required to pay the Facility Expenses if and to the extent there are funds available for the payment thereof in the Facility Checking Account.

I.     Personnel.  All  of  the on-site personnel of the Facility, including the
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community director, business manager and the "wellness director", if applicable, shall be the employees of Manager but the salaries, bonuses, commissions, state and federal payroll and social security tax obligations and benefits paid to or on behalf of such on-site employees shall be deemed to be included in the Facility Expenses and thus shall be paid from the Facility Checking Account. All matters pertaining to the employment, supervision, compensation, promotion and discharge of such employees are the responsibility of Manager, which is in all respects the employer of such employees. Manager shall fully comply with all federal, state, county, municipal and other governmental laws, ordinances, regulations and orders having to do with anti-discrimination, workmen's compensation, employer's liability insurance, social security, unemployment insurance, hours of labor, wages, working conditions, immigration and all other employer-employee related subjects (including without limitation, tax withholding and information reporting requirements) and shall not do any act, nor knowingly permit any act to be done that would constitute a violation of any or all of such laws, ordinances, regulations or orders. Manager shall indemnify and hold Owner harmless from and against any and all claims, penalties, liabilities and expenses of whatsoever kind and nature which may be asserted by any governmental body or by any person claiming to be aggrieved by reason of any act or failure to act by Manager in accordance with or in violation of any said laws, ordinances, regulations or orders, so long as such act or failure to act is not caused or directed by Owner. All personnel responsible for providing services pursuant to the terms of this Agreement shall be direct employees of Manager and Manager shall, for purposes of such employment relationship, be acting as an independent contractor and not as an agent or employee of Owner. Unbudgeted costs and expenses of employees or consultants that are not on-site Facility personnel shall be treated as Facility Expenses only if approved in writing in advance by the Owner, which approval shall not be unreasonably withheld. If Owner terminates this Agreement, Owner shall have the right (but not the obligation) to offer to hire any one or more of the on-site employees of Manager.
J.     Supplies  and Equipment:  Manager shall purchase supplies and non-capital
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equipment  needed  to operate the Facility within the budgetary limits set forth in the annual operating budget. In purchasing said supplies and equipment, if possible without Manager incurring personal liability for the cost of such supplies and equipment, Manager shall take advantage of any national or group purchasing agreements to which Manager may be a party.

K.     Legal  Proceedings.  Unless  otherwise  directed  by  the  Owner, Manager
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shall,  through  its legal counsel (whose identity and rates shall be subject to
Owner's approval), coordinate all legal matters and proceedings with Owner's counsel and, subject to the direction and/or approval of Owner, shall take any and all appropriate steps to protect and/or litigate to a final decision in an appropriate court or forum any violation, order, rule or regulation affecting the Facility and its operations or any claim, loss, violation or cause of action relating to the Facility. Manager shall not settle any litigation without the prior approval of Owner. Manager shall promptly notify Owner in writing of any written demand letters received by Manager which threaten litigation related to the Facility or any legal or administrative proceedings that are filed involving the Facility. All of the costs reasonably incurred in such litigation shall be deemed Facility Expenses and shall be reimbursed to Owner from the funds in the Facility Checking Account if previously paid by Owner or shall be paid from the funds in the Facility Checking Account if not previously paid by Owner. Nothing herein shall be construed as precluding Owner from seeking to recover from Manager the fees and expenses described in this Section I(K) to the extent Manager is otherwise liable therefore under the default or indemnification provisions of this Agreement; however, it is understood that no expenses shall be paid from the Facility Checking Account for any litigation commenced by the Manager against the Owner.

L.     Budgets:  The  Facility  shall  be operated on a fiscal year of January 1
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through  December 31. Owner and Manager shall agree before the Commencement Date
(as hereinafter defined) on a preliminary initial operating budget for the period from the Commencement Date through December 31, 2002 and shall agree within sixty (60) days after the Commencement Date on a detailed operating and capital budget for the period from the date of such approved budgets through December 31, 2002. On or before December 31 of each calendar year, Manager shall prepare and submit to Owner for its review and approval, which approval shall not be unreasonably withheld, an annual operating budget, an annual capital expenditure budget, and an annual cash flow projection for the Facility. The annual operating budget and capital expenditure budget shall be prepared using the format set forth in Exhibit C. In the event a budget has not been agreed upon by the beginning of the fiscal year, the operating results of the prior fiscal year shall serve as the budget for the following fiscal year unless and until the new budget is agreed upon.

M.     Collection  of  Accounts:  Manager shall issue bills and collect accounts
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and monies owed for goods and services furnished by the Facility during the term of this Agreement, including, but not limited to, enforcing the rights of Owner and the Facility as creditor under any contract or in connection with the rendering of any services; provided, however, that any expenses reasonably incurred by Manager in so doing shall be Facility Expenses and payable out of the Facility Checking Account. In addition, upon request by Owner, Manager shall issue bills and collect accounts and monies owed for goods and services furnished by the Facility prior to the Commencement Date; provided, however, regardless of any standard of performance set forth in this Agreement, Owner acknowledges and agrees that there can be no assurances that Manager will be able to collect any or all of such accounts receivable.

N.     Contracts.  Manager  shall negotiate and enter into any and all contracts
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necessary  from  time to time in connection with the day to day operation of the
Facility including, but not limited to, contracts for water, electricity, natural gas, telephone, sewer, cleaning, trash removal, pest control and extermination, cable, elevator and boiler maintenance, pharmacy services, therapy services and other appropriate ancillary services and contracts for the provision of various services which are designed to identify potential cost savings to the Facility, such as utility and tax bill review services; provided that such contracts can be terminated by the Owner on no more than 90 days' notice. Any contract which cannot be terminated on no more than 90 days' notice shall require the approval of Owner before the same may be executed by Manager, which approval shall not be unreasonably withheld. Manager shall have the right to contract with entities which are owned by or under common ownership with Manager provided the terms of any such contracts are no less favorable than the terms then offered by unrelated third parties for the same or similar goods or services.

O.     Manager's  and  Owner's  Representative.  Manager  hereby  appoints Frank
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Ruffo  (the  "Manager's  Representative") as the person employed by Manager with whom Owner shall interact and upon whose decisions Owner shall be authorized to rely, and Owner hereby appoints Ruth Verhoff (the "Owner's Representative") as the person employed by Owner with whom Manager shall interact and upon whose decisions Manager shall be authorized to rely, with respect to the performance by Manager of its duties hereunder. Manager shall have the right from time to time during the term of this Agreement to replace the Manager's Representative upon written notice to Owner designating the replacement Manager's Representative and Owner shall have the right from time to time during the term of this Agreement to replace the Owner's Representative upon written notice to Manager designating the replacement Owner's Representative. Nothing herein shall be construed as imposing any personal liability on the Manager's Representative or Owner's Representative with respect to the acts or omissions of Manager or Owner, respectively, under this Agreement.

P.     Interim  Management  Agreement.  Prior to the Closing Date, Manager shall
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fulfill  any  operational, but not financial, obligations imposed on Owner under the Interim Management Agreement which are not specifically provided for herein, it being understood and agreed that Manager's financial rights and obligations with respect to the Facility shall be as set forth in this Agreement. Accordingly, in the event of a conflict between the terms of this Agreement and the Interim Management Agreement with respect to the obligations imposed on Manager in connection with the day-to-day operation of the Facility, the Interim Management Agreement shall control but in all other instances, including any conflict in financial rights or obligations of the parties, this Agreement shall control. Thus, for example, under the terms of the Interim Management Agreement, Owner is the employer of the Facility employees but under the terms of this Agreement, Manager is the employer of the Facility employees and with respect to such provision the terms of this Agreement shall control. Owner and Manager acknowledge and agree that this Section I(P) shall be null and void from and after the Closing Date. Manager acknowledges and agrees that a true and correct copy of the Interim Management Agreement has been provided by Owner to Manager prior to the Commencement Date.

II.     Insurance.  Manager,  as  agent  for  the Owner and at the sole cost and
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expense  of Owner, shall obtain and keep in force adequate insurance as outlined below:

          A. All Risk, or other broad form coverage property insurance, insuring full replacement value. Such insurance shall also include, but not be limited to, business interruption and extra expense coverage, for a period of not less than six months. Manager shall also maintain flood hazard coverage at an amount equal to full replacement cost of the Facility.

          B. Commercial general liability insurance, against any third party claims for bodily injury or property damage. Such insurance shall also include coverage for contractual liability as respects this Agreement. Limits of such coverage should not be less than $1,000,000 per occurrence, with a minimum of $2,000,000 per location aggregate.

          C. Professional Liability Insurance with limits of such coverage that are not less than $1,000,000 per occurrence, with a minimum of $2,000,000 per location aggregate.

          D. Business Auto Liability for third party bodily injury or property damage for facility vehicles including owned, hired and non-owned auto liability for $1,000,000 combined single limit. Coverage shall be extended to cover physical damage to facility vehicles.

E. Umbrella/Excess Commercial General Liability and Professional Services Liability in the amount of $10,000,000 per occurrence.

          F. Workers' Compensation coverage with statutory limits and Employers' Liability insurance coverage with minimum limits of $1,000,000 per occurrence.

          G. Crime insurance to cover employee dishonesty, theft of money and security loss in limits of not less than $1,000,000

For all such insurance as deemed necessary above, it is agreed and understood that Manager shall continuously maintain the same at the sole cost and expense of Owner, and that all premiums, deductibles and uninsured losses with respect to such policies shall be deemed to be Facility Expenses. Manager shall provide Owner with evidence of all insurance, naming Owner as an additional insured on policies B, C, D, and E above, and subject to the requirements of a lender, loss payee as respect the property policies. Such evidence of insurance shall give the Owner at least thirty (30) days prior notice of cancellation or any material change to policies.

Manager shall also assist Owner to procure such other insurance coverages as may be required by a lender for the Facility. Manager shall, at its sole cost and expense, maintain commercial general liability insurance for its operations. Manager agrees to furnish Owner with evidence of such insurance or with duplicate copies of such policies.

III.     Proprietary  Interest.  The  systems,  methods, procedures and controls
         ----------------------
employed by Manager and any written materials, computer software or policies developed by Manager to document the same are to remain the property of Manager and are not, at any time during or after the term of this Agreement, to be utilized, distributed, copied or otherwise employed or acquired by Owner, except as authorized by Manager, provided, however, that upon request of Owner Manager shall negotiate in good faith the terms and conditions upon which Owner may be permitted by Manager to use, without payment, such systems, methods, procedures, controls, materials, software or brochures for a limited transitional period following the termination of this Agreement, which terms and conditions shall be satisfactory to both Manager and Owner in their respective discretion. However, in the event of a termination of this Agreement, for a period of thirty (30) days after such termination Owner shall be permitted to use systems, methods, software as may be reasonably necessary for Owner to generate records and reports with data from the Term (as defined below) of this Agreement.

IV.     Term  of  Agreement;  Termination  by  Either  Party.  The  term of this
        ----------------------------------------------------
Agreement  (the "Term") shall commence concurrently with the commencement of the
     Interim Management Agreement (the "Commencement Date") and shall, if applicable, terminate on the Termination Date (as defined in the Interim Management Agreement), subject to Owner's right to request that Manager continue to manage the Facility in accordance with the terms hereof for a period of up to thirty (30) days after the Termination Date if SLS asks Owner to continue to manage the Facility under the terms of the Interim Management Agreement in order to provide for a smooth transition of operational and financial responsibility for the Facility back to SLS or its designee. In addition, if not sooner terminated, this Agreement may be terminated by either Owner or Manager, with or without cause, at any time upon giving (i) at least ninety (90) days' written notice to the other party if the notice to terminate ("Termination Notice") is being delivered within the first twelve month period following the Commencement Date; (ii); at least sixty (60) days' written notice to the other party if the Termination Notice is being delivered within the second twelve month period following the Commencement Date and (iii) at least thirty (30) days' written notice to the other party if the Termination Notice is being delivered more than twenty-four months following the Commencement Date. This Agreement shall also terminate in the event that the Facility is sold by Owner during the period of this Agreement; or upon the destruction of or substantial damage to the Facility by any cause, or the taking of all or a substantial portion of the Facility by eminent domain, in either case making it impossible or impractical to continue operation of the Facility. Within thirty (30) days after the termination of this Agreement, Manager shall deliver to Owner any balance of moneys due Owner or of deposits, or both, which were held by Manager with respect to the Facility, including, without limitation, the balance of the Facility Checking Account, as well as a final accounting reflecting the balance of income and expenses with respect to the Facility as of the date of termination or withdrawal, and all records, contracts, leases, receipts for deposits, and other papers or documents which pertain to the Facility. If there shall be additional sums due and payable to Manager, Owner shall promptly pay such sums to Manager as part of the final reconciliation process.

V.     Owner's  Inspection:  During the term of this Agreement, Owner shall have
       -------------------
the right, upon not less than twenty-four (24) hours prior notice to Manager and at reasonable times during normal business hours, to inspect the Facility and to inspect and/or audit all books and records pertaining to the operation thereof.

VI.     Operation  of  the  Facility:
        ----------------------------

A.     Standard  of  Performance:  In  performing  its  obligations  under  this
       -------------------------
Agreement, Manager shall manage the Facility as a licensed assisted living facility (i) to the standard and in the same manner as management services are provided by other qualified and licensed third party professional health care facility managers of facilities comparable to the Facility, and (ii) in accordance with the terms of this Agreement, including, but not limited to, the limitations set forth herein on operating and capital expenditures, and the policies adopted by, and resources available to, the Facility.

B.     Force  Majeure:  Manager  will  not  be deemed to be in violation of this
       --------------
Management Agreement if it is prevented from performing any of its obligations hereunder for any reason beyond its control, including, without limitation, strikes, shortages, acts of terrorism, war, acts of God, lack of Owner's financial resources, unreasonable interference by Owner with Manager's performance of its duties hereunder, or any statute, regulation or rule of federal, state or local government or agency thereof.

VII.     Withdrawal  of  Funds  by  Owner;  Minimum  Bank  Balance.
         ---------------------------------------------------------

A.     Withdrawal  by  Owner.  From  time  to  time,  Owner  may  withdraw  the
       ---------------------
then-accumulated  operating  cash  surplus  (as  determined by Manager) from the
       --
Facility  Checking  Account.

B.     Minimum  Cash  Balance.  Owner  shall  fund the Facility Checking Account
       ----------------------
with an initial amount equal to $25,000.00 and thereafter Owner shall provide the working capital required by Section I(H) of this Agreement

VIII.     Management  Fee:  In  consideration  for the provision of the services
          ---------------
contemplated  in  this  Agreement,  Manager  shall  receive  a  management  fee
("Management Fee") equal to the five percent (5%) of the gross revenues generated for the prior month by the Facility. The Management Fee shall be payable on or before the 10th day of each month. For purposes of this Agreement, "gross revenues" mean all revenues generated by the operation of the Facility, but shall not include proceeds from the sale of Facility equipment or the Facility, any insurance or condemnation proceeds or any other proceeds from a capital event. If the services of Manager commence or terminate, other than on the first day of the month, the revenues upon which the fee is calculated shall be prorated in proportion to the number of days for which services are actually rendered. The Management Fee provided for herein shall be disbursed by
     Manager to itself out of the Facility Checking Account as provided in this Agreement.

IX.     Assignment:  Except as otherwise provided in Section I.F. with regard to
        ----------
     the delegation of certain duties, this Agreement shall not be assigned by either party without the prior written consent of the other party.

X.     Notices:  All  notices  required or permitted hereunder shall be given in
       -------
writing by hand delivery, by registered or certified mail, postage prepaid, by overnight delivery or by facsimile transmission (with receipt confirmed with the recipient). Notice shall be delivered or mailed to the parties at the following addresses or at such other places as either party shall designate in writing. All notices shall be deemed duly given when delivery is received or refused by a party if delivered by hand, three (3) business days after being deposited in the mails if sent by registered or certified mail, on the next business day if sent by overnight delivery and on confirmed receipt, if sent by facsimile transmission.

          To  Manager:     Emeritus  Corporation
                    3131  Elliott  Avenue
                    Suite  500
                    Seattle,  WA  98121
                    Facsimile:     206-301-4500
                    Attn:  Frank  Ruffo

          To  Owner:     HB-ESC  I,  LLC
                    2025  First  Avenue
                    Suite  890
                    Seattle,  WA  98121
                    Facsimile:     206-728-9327
                    Attn:     Ruth  Verhoff

XI.      Relationship  of the Parties:  The relationship of the parties shall be
        -----------------------------
that of principal and independent contractor and all acts performed by Manager during the term hereof as Manager of the Facility shall be deemed to be performed in its capacity as an independent contractor. Nothing contained in this Agreement is intended to or shall be construed to give rise to or create a partnership or joint venture or lease between Owner, its successors and assigns on the one hand, and Manager, its successors and assigns on the other hand. Notwithstanding the foregoing, Manager shall be authorized to execute certain documents in the course of the day to day operation of the Facility as the agent of Owner, such as credit applications for supplies, banking resolutions for the Facility Checking Account, utility deposit forms, etc.

XII.      Indemnification.  Manager  shall  indemnify,  defend and hold harmless
          ---------------
Owner and its owners, directors, officers and employees from any and all third party claims, demands, causes of action, losses, damages, fines, penalties, liabilities, costs and expenses, including reasonable attorneys' fees and court costs sustained or incurred by or asserted against any one or more of them by reason of or arising out of Uncovered Manager Actions. As used in this Section XII, "Uncovered Manager Actions" means (a) Manager's breach of the duties and obligations required to be performed by Manager pursuant to this Agreement, (b) acts by Manager outside the scope of Manager's authority under this Agreement,
(c) the negligence or willful misconduct of Manager or its agents or employees or (d) any amounts which Owner is required to indemnify to SLS under the Interim
     Management Agreement to the extent the same are due to the acts or omissions of Manager or the breach by Manager of its obligations hereunder, including, but not limited to, it obligations under Section I(P), and whether or not the same are specifically included in any of the foregoing indemnity provisions. Owner agrees to indemnify, defend and hold harmless Manager and its shareholders, directors, officers and employees from any and all third party claims, demands, causes of action, losses, damages, fines, penalties, liabilities, costs and expenses, including attorneys' fees and court costs (except to the extent covered by insurance carried by Manager or required to be carried by Manager pursuant to this Agreement) sustained or incurred by or asserted against any one or more of them relating to the Facility that results from the negligence or willful misconduct of Owner in performing its obligations under the Agreement or from a breach of this Agreement by the Owner. THE INDEMNITIES BY OWNER AND MANAGER IN THIS SECTION XII SPECIFICALLY APPLY TO NEGLIGENCE AND EVENTS FOR WHICH THERE IS STRICT LIABILITY BY THE INDEMNIFIED PERSONS, TO THE EXTENT THE RESULTING CLAIM, DEMAND CAUSE OF ACTION, LOSS, DAMAGE, FINE PENALTY, LIABILITY, COST OR EXPENSE IS WITHIN THE SCOPE OF THE INDEMNITY. Notwithstanding any other provision of this Agreement to the contrary, each party's obligation to indemnify, defend and hold harmless the other party shall survive the termination of the Term and this Agreement

XIII.      Entire  Agreement:  This  Agreement  contains  the  entire  agreement
          ------------------
between the parties relating to the operation of the Facility and shall be binding upon and inure to the benefit of their successors and assigns. This Agreement may not be modified or amended except by written instrument signed by both of the parties hereto. Furthermore, this Agreement may be amended to accommodate the requirements of GMAC in connection with Owner's assumption of the Facility Debt or GMAC's approval of the Interim Management Agreement and this Management Agreement and the Manager shall execute such documents as GMAC may reasonably require; provided, however, it shall not be reasonable for GMAC to require (i) Manager to reduce the Management Fee set forth in Section VIII,
(ii) Owner or Manager to limit their termination rights as set forth in Section IV or (iii) a material limitation of the rights granted to Owner or Manager or a material  increase  in  the  obligations  imposed  on  Manager  hereunder.

XIV.      Captions:  The  captions  used herein are for convenience of reference
         ---------
only and shall not be construed in any manner to limit or modify any of the terms hereof.

XV.     Attorney's  Fees:  In the event either party brings an action to enforce
        ----------------
this Agreement, the prevailing party in such action shall be entitled to recover from the other all costs incurred in connection therewith, including reasonable attorney's fees.

XVI.     Severability:  In  the event one or more of the provisions contained in
         ------------
this Agreement is deemed to be invalid, illegal or unenforceable in any respect under applicable law, the validity, legality and enforceability of the remaining provisions  hereof  shall  not  in  any  way  be  impaired  thereby.

XVII.      Cumulative;  No  Waiver:  No right or remedy herein conferred upon or
          ------------------------
reserved to either of the parties hereto is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder, or now or hereafter legally existing upon the occurrence of an Event of Default hereunder.
     The failure of either party hereto to insist at any time upon the strict observance or performance of any of the provisions of this Agreement or to exercise any right or remedy as provided in this Agreement shall not impair any such right or remedy or be construed as a waiver or relinquishment thereof with respect to subsequent defaults. Every right and remedy given by this Agreement to the parties hereof may be exercised from time to time and as often as may be deemed expedient by the parties thereto, as the case may be.

XVIII.      Authorization  for Agreement:  The execution and performance of this
            ----------------------------
Agreement by Owner and Manager have been duly authorized by all necessary laws, resolutions or corporate action, and this Agreement constitutes the valid and enforceable obligations of Owner and Manager in accordance with its terms except as such enforceability may be limited by creditors rights laws and general principles of equity.

XIX.      Counterparts:  This  Amendment  may  be  executed  in  any  number  of
         -------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. Delivery of any executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an executed original counterpart of this Amendment.

XX.      Confidentiality:  Throughout  the  Term  of  this  Agreement  and for a
         ----------------
period of one (1) year after the expiration or earlier termination of this Agreement, each of Manager and Owner agrees to maintain the confidentiality of any proprietary information concerning the other or the Facility to which they may gain access during the term of this Agreement and shall only disclose the same with the consent of the other party or as required by an order of a court of competent jurisdiction.

XXI.     Construction:  Each  of the parties acknowledges and agrees that it has
         -------------
participated in the drafting and negotiation of this Agreement.  Accordingly, in the event of a dispute with respect to the interpretation or enforcement of the terms hereof, no provision shall be construed so as to favor or disfavor either party hereto.

          IN WITNESS WHEREOF, the parties have hereto caused this Agreement to be duly executed, as of the day and year first above written.



HB-ESC  I,  LLC


                    By:     /s/    Daniel  R.  Baty_________________________
                                                   -------------------------
                         Daniel  R.  Baty
                    Its:     Manager_________________________


                    EMERITUS  CORPORATION



                    By:     /s/    Daniel  R.  Baty_________________________
                                                   -------------------------
                         Daniel  R.  Baty
                    Its:     Chief  Executive  Officer_____________________

                                    EXHIBIT A

                             DESCRIPTION OF FACILITY

Kingsley  Place  of  Shreveport
7110  University  Drive
Shreveport,  LA  71105
79  assisted  living  units

                                    EXHIBIT B
                             REPORTING REQUIREMENTS

                                    EXHIBIT C
                                 FORM OF BUDGET